11,000,000 Preferred Securities

                            CONSECO FINANCING TRUST I
                               (a Delaware Trust)

          9.16% Trust Originated Preferred Securities(sm) ("TOPrS(sm)")

              (Liquidation Amount of $25.00 per Preferred Security)


                             UNDERWRITING AGREEMENT

                                                               November 14, 1996


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED
DEAN WITTER REYNOLDS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES
         CORPORATION
PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
SANDS BROTHERS & CO., LTD.

  As the Representatives of the several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York  10281

Ladies and Gentlemen:

         Conseco Financing Trust I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Sections 3801 et seq.), and Conseco, Inc., an Indiana corporation (the "Company" and, together with the Trust, the "Offerors"), confirm their agreement (the "Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Dean Witter Reynolds Inc., Donaldson, Lufkin & Jenrette Securities Corporation, PaineWebber Incorporated, Prudential Securities Incorporated and Sands Brothers & Co., Ltd. as representatives (in such capacity, collectively, the "Representatives") of the
----------------
(sm) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co. Inc.

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



several Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective number of 9.16% Trust Originated Preferred Securities (liquidation amount of $25 per preferred security) of the Trust ("Preferred
Securities") set forth in said Schedule A, except as may otherwise be provided in the Pricing Agreement, as hereinafter defined. The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), dated as of November 19, 1996, between the Company and Fleet National Bank, as trustee (the "Guarantee Trustee"), and in certain circumstances described in the Prospectus, the Trust will distribute Subordinated Debentures (as defined herein) to holders of Preferred Securities. The 11,000,000 Preferred Securities to be purchased by the Underwriters, together with the related Preferred Securities Guarantee and the Subordinated Debentures, are collectively referred to herein as the "Securities".

         Prior to the purchase and public offering of the Preferred Securities by the several Underwriters, the Offerors and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Offerors and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Preferred Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

         The Company, the Trust, Conseco Financing Trust II and Conseco Financing Trust III (collectively, the "Conseco Trusts") have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333- 14991) and pre-effective amendment nos. 1 and 2 thereto covering the registration of securities of the Company and the Conseco Trusts, including the Securities, under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and the Company has filed such post-effective amendments thereto as may be required prior to the execution of the Pricing Agreement. Such registration statement, as so amended, has been declared effective by the Commission. Such registration statement, as so amended, including the exhibits and schedules thereto, if any, and the information, if any, deemed to

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



be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the prospectus supplement relating to the offering of the Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable Pricing Agreement; provided, further, that if the Offerors file a registration statement with the Commission pursuant to Section 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Purchase Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the registration statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such effectiveness and prior to the execution and delivery of the applicable Pricing Agreement. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in

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



the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

         The Offerors understand that the Underwriters propose to make a public offering of the Securities as soon as the Represen tatives deem advisable after the Pricing Agreement has been executed and delivered and the Declaration (as defined herein), the Indenture (as defined herein), and the Preferred Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities," and together with the Preferred Securities, the "Trust Securities"), as guaranteed by the
Company, to the extent set forth in the Prospectus, with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), dated as of November 19, 1996, between the Company and the Guarantee Trustee, as Trustee, and will be used by the Trust to purchase $275,000,000 of 9.16% subordinated deferrable interest debentures (the "Subordinated Debentures") issued by the Company. The Preferred Securities and the Common Securities will be issued pursuant to the amended and restated declaration of trust of the Trust, dated as of November 14, 1996 (the "Declaration"), among the Company, as Sponsor, Stephen C. Hilbert, Rollin M. Dick and Lawrence W. Inlow (the "Regular Trustees"), Fleet National Bank, as Property Trustee (the "Property Trustee"), and First Union Bank of Delaware (the "Delaware Trustee," and, together with the Property Trustee and the Regular Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Subordinated Debentures will be issued pursuant to an indenture, dated as of November 14, 1996 (the "Base Indenture"), between the Company and Fleet National Bank as trustee (the "Debt Trustee"), as supplemented by the First Supplemental Indenture dated as of November 14, 1996 (the "Supplemental Indenture," and together with any other amendments or supplements thereto, the "Indenture"), between the Company and the Debt Trustee.

         SECTION 1.  Representations and Warranties.

         (a) The Offerors jointly and severally represent and warrant to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such later date being hereinafter referred to as the "Representation Date") that:

                  (i) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge and information

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



of the Offerors after due and diligent inquiry, threatened by the Commission.

                  (ii) The Company and the Conseco Trusts meet, and at the respective times of the commencement and consummation of the Offering of the Securities will meet, the requirements for the use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act. At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission) became effective and at each Representation Date, the Registration Statement, any Rule 462 Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Time, the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, the Offerors will comply with the requirements of Rule
434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to (A) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Offerors in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus or (B) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the 1939 Act.

                  Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (iii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and

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



will comply in all material respects with the requirements of the 1934 Act, and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and at the time of filing or as of the time of any subsequent amendment, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading; and any additional documents deemed to be incorporated by reference in the Registration Statement or the Prospectus will, if and when they are filed with the Commission, or when amended, as appropriate, comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading after the date hereof; provided, however, that this representation and warranty shall not apply to statements contained in or omitted from the Registration Statement or the Prospectus in reliance upon, and in conformity with, information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus.

                  (iv) Coopers & Lybrand, LLP, the accountants who certified the financial statements and supporting schedules of the Company included or incorporated by reference in the Registration Statement, are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the 1933 Act Regulations.

                  (v) The financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be included therein. The ratios of earnings to fixed charges (including preferred stock dividends) included in the Prospectus have been calculated in compliance, in all material respects, with Item 503(d) of Regulation S-K of the Commission. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma

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



financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (vi)  The  statutory  financial  statements  of  each  of  the
Company's insurance subsidiaries, from which certain ratios and other statistical data contained in the Registration Statement have been derived, have for each relevant period been prepared in accordance with accounting practices prescribed or permitted by the National Association of Insurance Commissioners, and with respect to each insurance subsidiary, the appropriate Insurance Department of the state of domicile of such insurance subsidiary, and such accounting practices have been applied on a consistent basis throughout the periods involved, except as disclosed therein.

                  (vii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as otherwise stated or contemplated therein, (A) there has been no material adverse change and no development which would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, or American Travellers Corporation ("American Travellers"), Capitol American Financial Corporation ("Capitol American") and Transport Holdings Inc. ("Transport Holdings") (each, an "Acquired Company" and collectively, the "Acquired Companies") and their respective subsidiaries, in each case, considered as one enterprise, (B) there have been no transactions entered into by the Company or any of its subsidiaries which are material to the Company and its subsidiaries, considered as one enterprise, or any of the Acquired Companies or their respective subsidiaries, in each case, considered as one enterprise, other than those entered into in the ordinary course of business, and (C) except for regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or by any of the Acquired Companies on any class of their capital stock.

                  (viii) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus or in the Company's Annual Report filed on Form 10-K for the year ended December 31, 1995; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing

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



would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise.

                  (ix) Each of the subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus or in the Company's Annual Report filed on Form 10-K for the year ended December 31, 1995; and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise; and the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except as described in the Prospectus, all such shares are owned by the Company or by a subsidiary of the Company.

                  (x) The Company and each of its subsidiaries hold all material licenses, certificates and permits from governmental authorities (including, without limitation, insurance licenses from the insurance departments of the various states where the subsidiaries write insurance business (the "Insurance Licenses") which are necessary to the conduct of their businesses; the Company and its subsidiaries have fulfilled and performed all material obligations necessary to maintain their respective Insurance Licenses, and no event or events have occurred which could reasonably be expected to result in the impairment, modification, termination or revocation of such Insurance Licenses.

                  (xi) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus; since the date indicated in the Prospectus there has been no change in the consolidated capitalization of the Company and its subsidiaries (except for subsequent issuances, if any, pursuant to stock option agreements or employee benefit plans); and all of the issued and outstanding capital stock of the Company has been duly authorized and validly issued, is fully paid and nonassessable and conforms to the descriptions thereof contained in the Prospectus and the Registration Statement.

                  (xii) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and

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



Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Preferred Securities, the Common Securities and the Declaration; the Trust is duly qualified to transact business as a foreign company and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

                  (xiii) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and will represent undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                  (xiv) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by each of the Offerors.

                  (xv) The Declaration has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will, at the Closing Time, be a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions") and will conform in all material respects to the description thereof contained in the Prospectus.

                  (xvi) Each of the Guarantee Agreements has been duly authorized by the Company and, when validly executed and delivered by the Company, and, in the case of the Preferred Securities Guarantee Agreement, assuming due authorization, execution and delivery of the Preferred Securities Guarantee by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement

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



thereof may be limited by the Bankruptcy Exceptions, and each of the Guarantees and the Guarantee Agreements will conform in all material respects to the description thereof contained in the Prospectus.

                  (xvii) The Preferred Securities have been duly authorized for issuance and sale to the Underwriters and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights.

                  (xviii) The Indenture has been duly authorized and qualified under the 1939 Act and, at the Closing Time, will have been duly executed and delivered and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture will conform in all material respects to the description thereof contained in the Prospectus.

                  (xix) The Subordinated Debentures have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to the description thereof in the Prospectus.

                  (xx) Each of the Regular Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

                  (xxi) Each of (A) the Agreement and Plan of Merger, dated as of August 25, 1996 (the "American Travellers Merger Agreement"), by and between the Company and American Travellers, (B) the Agreement and Plan of Merger, dated as of August 25, 1996 (the "Capitol American Merger Agreement"), by and among the Company, CAF Acquisition Company ("CAF") and Capitol American, and (C) the Agreement and Plan of Merger, dated as September 25, 1996 (the "Transport Holdings Merger Agreement" and together with the American Travellers Merger Agreement and the Capitol American Merger Agreement, the "Merger Agreements") by and between the Company and Transport Holdings, has been duly authorized, executed and delivered by the Company and, in the case of the Capitol American Merger Agreement, CAF and constitute valid and binding obligations of the Company and, in the case of the Capitol American Merger Agreement, CAF enforceable against the

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



Company and, in the case of the Capitol American Merger Agreement, CAF in accordance with their terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions, and neither the Company nor CAF, nor, to the knowledge and information of the Company after due and diligent inquiry, any of the Acquired Companies is in default in the observance of the terms and conditions thereof.

                  (xxii) Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or in violation of any applicable law, administrative regulation or administrative or court order or decree, which violation or default would, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise; the Trust is not in violation of the Declaration or its certificate of trust filed with the State of Delaware on October 28, 1996 (the "Certificate of Trust"); the execution, delivery and performance of this Agreement, the Pricing Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debentures, the Guarantee Agreements and the Guarantees and the consummation of the transactions contemplated herein and therein, and compliance by the Offerors with their respective obligations hereunder and thereunder will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust, the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Trust, the Company or any of its subsidiaries is subject, except for a conflict, breach, default, lien, charge or encumbrance which would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, nor will such action result in any violation of the provisions of the Certificate of Trust, the charter or by-laws of the Company or any of its subsidiaries or any applicable law, administrative regulation or administrative or court decree.

                  (xxiii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign (including, without limitation, any proceeding to revoke or deny renewal of any Insurance Licenses), now pending, or, to

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



the knowledge and information of the Company after due and diligent inquiry, threatened, against or affecting the Company or any of its subsidiaries or any of the Acquired Companies or any of their respective subsidiaries which is required to be disclosed in the Registration Statement or the Prospectus, or which is reasonably likely to result in any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, or any of the Acquired Companies and their respective subsidiaries, in each case, considered as one enterprise, or which could be reasonably likely to materially and adversely affect a material portion of the properties or assets thereof or which is reasonably likely to materially and adversely affect the consummation of this Agreement, the Pricing Agreement, the Guarantee Agreements, the Indenture or the transactions contemplated herein or therein; all pending legal or governmental proceedings to which the Company or any of its subsidiaries or any of the Acquired Companies or their respective subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to the business of the Company or any of its subsidiaries, or any of the Acquired Companies or their respective subsidiaries, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries or any of the Acquired Companies or their respective subsidiaries which are required to be filed as exhibits to the Registration Statement, or to be incorporated by reference therein, by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, which have not been so filed or incorporated by reference.

                  (xxiv) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Common Securities or the offering, issuance and sale of the Preferred Securities, the Subordinated Debentures or the Guarantees hereunder, or the consummation by the Offerors of any other transactions contemplated hereby, except such as have been obtained and made under the federal securities laws or state insurance laws and such as may be required under state or foreign securities laws.

                  (xxv) The Securities conform in all material respects to the statements relating therein contained in the Prospectus and the Registration Statement.

                  (xxvi) There are no holders of securities of the Company with currently exercisable registration rights to have any securities registered as part of the Registration Statement or included in the offering contemplated by this Agreement.

                  (xxvii) No order preventing or suspending the use of any preliminary prospectus with respect to the Securities has been issued and no proceedings for that purpose are pending,

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



threatened, or, to the knowledge and information of the Offerors after due and diligent inquiry, contemplated by the Commission; to the knowledge and information of the Offerors after due and diligent inquiry, no order suspending the offering of the Securities in any jurisdiction designated by the Underwriters pursuant to Section 3(f) of this Agreement has been issued and, to the knowledge and information of the Offerors after due and diligent inquiry, no proceedings for that purpose have been instituted or threatened or are contemplated, and any request of the Commission for additional information (to be included in the Registration Statement or Prospectus or otherwise) has been complied with.

                  (xxviii) Each of the Offerors has full power and authority to execute, deliver and perform its obligations under this Agreement, the Pricing Agreement, the Declaration, the Guarantee Agreements and the Indenture and the Offerors have full corporate power and authority to issue, sell and deliver the Securities.

                  (xxix) The Offerors have not taken, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in manipulation of the price of the Securities or any of the capital stock of the Company.

                  (xxx) None of the Trust or the Company or any of its subsidiaries is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xxxi) The Company is in  compliance  with all  provisions  of
Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba.

                  (xxxii) No "forward looking statement" (as defined in Rule 175 under the 1933 Act) contained in the Registration Statement, any preliminary prospectus or the Prospectus was made or reaffirmed without a reasonable basis or was disclosed other than in good faith.

         (b) The Offerors jointly and severally represent and warrant to each Underwriter as of the date hereof and as of the date of the Representation Date, with respect to each of the Acquired Companies that:

                  (i) Such Acquired Company meets, and at the respective times of the commencement and consummation of the Offering of the Securities will meet, the requirements for the use of Form S-3 under the 1933 Act.

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



                  (ii) With respect to such Acquired Company, the documents incorporated or deemed to be incorporated by reference in the Registration
Statement or the Prospectus, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act, and the 1934 Act Regulations, and at the time of filing or as of the time of any subsequent amendment, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading; and, with respect to such Acquired Company, any additional documents deemed to be incorporated by reference in the Registration Statement or the Prospectus will, if and when they are filed with the Commission, or when amended, as appropriate, comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading after the date hereof.

                  (iii) The accountants who certified the financial statements and supporting schedules of such Acquired Company included or incorporated by reference in the Registration Statement, are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the 1933 Act Regulations.

                  (iv) The financial statements of such Acquired Company included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of such Acquired Company and its subsidiaries as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be included therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

                  (v) The statutory financial statements of each of such Acquired Company's insurance subsidiaries, from which certain ratios and other statistical data contained in the Registration Statement have been derived, have for each relevant period been prepared in accordance with accounting practices prescribed or permitted by the National Association of Insurance Commissioners, and with respect to each insurance subsidiary, the appropriate Insurance Department of the state of domicile of such insurance

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



subsidiary, and such accounting practices have been applied on a consistent basis throughout the periods involved, except as disclosed therein.

                  (vi) With respect to such Acquired Company, since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as otherwise stated or contemplated therein, (A) there has been no material adverse change and no development which would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of such Acquired Company and its subsidiaries, considered as one enterprise, (B) there have been no transactions entered into by such Acquired Company or any of its subsidiaries which are material to such Acquired Company and its subsidiaries, considered as one enterprise, other than those entered into in the ordinary course of business, and (C) except for regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by such Acquired Company on any class of its capital stock.

                  (vii) Such Acquired Company has been duly incorporated and is validly existing as a corporation under the laws of the State of its incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus or in such Acquired Company's Annual Report filed on Form 10-K for the year ended December 31, 1995; and such Acquired Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of such Acquired Company and its subsidiaries, considered as one enterprise.

                  (viii) Such Acquired Company and each of its subsidiaries hold all material licenses, certificates and permits from governmental authorities (including, without limitation, Insurance Licenses) which are necessary to the conduct of their businesses; such Acquired Company and its subsidiaries have fulfilled and performed all material obligations necessary to maintain their respective Insurance Licenses, and no event or events have occurred which could reasonably be expected to result in the impairment, modification, termination or revocation of such Insurance Licenses.

                  (ix) The authorized, issued and outstanding capital stock of such Acquired Company is as set forth in the Prospectus; since the date indicated in the Prospectus there has been no change in the consolidated capitalization of such Acquired Company and its subsidiaries (except for subsequent issuances, if

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



any, pursuant to stock option agreements or employee benefit plans); and all of the issued and outstanding capital stock of such Acquired Company has been duly authorized and validly issued, is fully paid and nonassessable and conforms to the descriptions thereof contained in the Prospectus and the Registration Statement.

                  (x) The Merger Agreement between such Acquired Company and the Company has been duly authorized, executed and delivered by such Acquired Company, constitutes a valid and binding obligation of such Acquired Company, enforceable against such Acquired Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and such Acquired Company is not in default in the observance of the terms and conditions thereof.

                  (xi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign (including, without limitation, any proceeding to revoke or deny renewal of any Insurance Licenses), now pending, or, to the knowledge and information of such Acquired Company after due and diligent inquiry, threatened, against or affecting such Acquired Company which is required to be disclosed in the Registration Statement or the Prospectus, or which is reasonably likely to result in any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of such Acquired Company and its subsidiaries, considered as one enterprise, or which could be reasonably likely to materially and adversely affect a material portion of the properties or assets thereof.

         (c) Any certificate signed by any officer of the Company, any of the Acquired Companies or a Trustee of the Trust and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Trust, as the case may be, to each Underwriter as to the matters covered thereby.

         SECTION 2.  Sale and Delivery to Underwriters; Closing.

         (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per security set forth in the Pricing Agreement, the number of Preferred Securities set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional number of Preferred Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

                  (1) If the Offerors have elected not to rely upon Rule 430A of the 1933 Act Regulations, the initial public offering price per Security and the purchase price per Security

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



to be paid by the several Underwriters for the Securities have each been determined and set forth in the Pricing Agreement, dated the date hereof, and any necessary amendments to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

                  (2) If the Offerors have elected to rely upon Rule 430A of the 1933 Act Regulations, the purchase price per Security to be paid by the several Underwriters shall be an amount equal to the initial public offering price per Preferred Security, less an amount per Preferred Security to be determined by agreement between the Underwriters and the Offerors. The initial public offering price per Preferred Security shall be a fixed price to be determined by agreement between the Underwriters and the Offerors. The initial public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Offerors and the Underwriters.

         (b) Delivery of certificates for the Securities shall be made at the offices of the Underwriters in New York, and payment of the purchase price for the Securities shall be made at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York 10019 or at such other place as shall be agreed upon by the Underwriters and the Offerors, at 10:00 a.m. (New York time) on the third business day after the date the Registration Statement becomes effective (or, if the Offerors have elected to rely upon Rule 430A, the third full business day after execution of the Pricing Agreement (or, if pricing of the Securities occurs after 4:30 p.m. Eastern time, on the fourth full business day thereafter)), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Offerors (such time and date of payment and delivery being herein called the "Closing Time"). Payment for the Preferred Securities purchased by the Underwriters shall be made to the Trust by wire transfer of immediately available funds, payable to the order of the Trust, against delivery to the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by it. Certificates for the Preferred Securities shall be in such denominations and registered in such names as the Underwriters may request in writing at least two full business days before the Closing Time. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Preferred Securities, if any, to be purchased by any Underwriter whose check has not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Preferred Securities will be

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



made available for examination and packaging by the Underwriters no later than 10:00 a.m. (New York City time) on the last business day prior to the Closing Time.

         SECTION 3. Covenants of the Offerors. The Offerors agree with each Underwriter as follows:

         (a) Promptly following the execution of this Agreement, the Offerors will cause the Prospectus, including as a part thereof a prospectus supplement relating to the Securities to be filed with the Commission pursuant to Rule 424 of the 1933 Act Regulations and the Offerors will promptly advise the Underwriters when such filing has been made. Prior to the filing, the Offerors will cooperate with the Underwriters in the preparation of such prospectus supplement to assure that the Underwriters have no reasonable objection to the form or content thereof when filed or mailed.

         (b) The Offerors, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations if and as applicable, and will notify the Underwriters immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (v) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Securities under state securities or Blue Sky laws or the initiation or threatening of any proceeding for such purpose. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (c) The Company will give the  Underwriters  notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment and any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise; will furnish the Underwriters with copies of any such Rule 462(b) Registration Statement, Term Sheet, amendment, supplement or revision a reasonable amount of time prior to such proposed filing or use, as the case may be; and will not file any such Rule 462(b) Registration Statement, Term Sheet, amendment, supplement or revision to which the Underwriters or counsel for the Underwriters shall object.

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



         (d) The Company will deliver to Merrill Lynch and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts and will also deliver to Merrill Lynch, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) The Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (f) The Offerors will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Offerors, to amend the Registration
Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or

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



supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Offerors will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (g) The Offerors will use their best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as Merrill Lynch may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required in connection with distribution of the Securities.

         (h) The Company will make generally available to its securityholders as soon as practicable, but not later than 45 days (or 90 days, in the case of a period that is also the Company's fiscal year) after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

         (i) The Trust will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under " Use of Proceeds".

         (j) If, at the time that the Registration Statement became (or in the case of a post-effective amendment becomes) effective, any information shall have been omitted therefrom in reliance upon Rule 430A or Rule 434 of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A or Rule 434 and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus, or Term Sheet, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

         (k) If Offerors elect to rely upon Rule 462(b), the Offerors shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act Regulations by the earlier of (i) 10:00 p.m. Eastern time on the

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



date of the Pricing Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

         (l) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         (m) The Offerors will use its best efforts to effect the listing of the Preferred Securities (including the Preferred Securities Guarantee with respect thereto) on the New York Stock Exchange and to cause the Securities to be registered under the 1934 Act. If the Preferred Securities are exchanged for Subordinated Debentures, the Company will use its best efforts to effect the listing of the Subordinated Debentures on the exchange on which the Preferred Securities were then listed and to cause the Subordinated Debentures to be registered under the 1934 Act.

         (n) During a period of 90 days from the date of the Pricing Agreement, neither the Trust nor the Company will, without the prior written consent of Merrill Lynch on behalf of the Underwriters, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, or enter into any agreement to sell, any Preferred Securities, any security convertible into or exchangeable or exercisable for Preferred Securities, or the Subordinated Debentures or any debt securities substantially similar to the Subordinated Debentures or any equity securities substantially similar to the Preferred Securities (except the Subordinated Debentures and the Preferred Securities issued pursuant to this Agreement).

         (o) During a period of one year from the Closing Time, to make generally available to the Underwriters copies of all reports and other communications (financial or other) mailed to stockholders, and to deliver to the Underwriters promptly after they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

         SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement and the Pricing Agreement, including, without limitation, expenses related to the following, if incurred: (i) the preparation, delivery, printing and filing of the Registration Statement and Prospectus as originally filed (including financial statements and exhibits) and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement, the Pricing Agreement, any Agreement among Underwriters and such other documents as may be

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



required in connection with offering, purchase, sale and delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Preferred Securities, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including the transfer agents and registrars) as well as fees and disbursements of the Trustees and any Depositary, and their respective counsel, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(g), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any Legal Investment Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, any Term Sheet and of the Prospectus and any amendments or supplements thereto,
(vii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey and any Legal Investment Survey, (viii) any fees payable in connection with the rating of the Preferred Securities by nationally recognized statistical rating organizations; (ix) the filing fees incident to, and the fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Preferred Securities; (x) any fees payable to the Commission; and (xi) the fees and expenses incurred in connection with the listing of the Preferred Securities and, if applicable, the Subordinated Debentures on the New York Stock Exchange.

         If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters.

         SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Preferred Securities pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Offerors herein contained or in certificates of any officer of the Company or any subsidiary or the trustees of the Trust delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

         (a) The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective under the 1933 Act not later than 5:30 p.m., New York City time, on the date hereof, and on the date hereof and at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for

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



additional information shall have been complied with to the satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

         (b)      At the Closing Time the Underwriters shall have received:

                  (1) The favorable opinion, dated as of the Closing Time, of Lawrence W. Inlow, Executive Vice President, Secretary and General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                           (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana; and the Company has the corporate power and authority under the laws of the State of Indiana and under its charter to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus or in the Company's Annual Report filed on Form 10-K for the year ended December 31, 1995.

                           (ii) To the knowledge and information of such counsel after due and diligent inquiry, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise.

                           (iii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to stock option agreements or employee benefit plans), and the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

                           (iv) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its

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



         incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus or in the Company's Annual Report filed on Form 10-K for the year ended December 31, 1995. Nothing has come to the attention of such counsel to lead such counsel to believe that any subsidiary is not duly qualified as a foreign corporation to transact business or is not in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise. All of the shares of issued and outstanding capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and, except as set forth in the Prospectus, all such shares are owned by the Company or by a subsidiary of the Company.

                           (v) The forms of certificates used to evidence the Securities comply with all applicable statutory requirements, with any applicable requirements of the Company's Amended Articles of Incorporation and by-laws, and with the requirements of the New York Stock Exchange.

                           (vi) The Trust is not required to be qualified and in good standing as a foreign company in Indiana, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; and the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

                           (vii) The Declaration has been duly authorized, executed and delivered by the Company and the Trustees and is a valid and binding obligation of the Company, enforceable against the Company and each of the Regular Trustees in accordance with its terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions; and the Declaration has been duly qualified under the 1939 Act.

                           (viii) All legally required proceedings in connection with the authorization, issuance and validity of the Securities and the sale of the Securities in accordance with this Agreement (other than the filing of post-issuance reports, the non-filing of which would not render the Securities invalid) have been taken and all legally required orders, consents or other authorizations or approvals of any other public boards or bodies in connection with the authorization, issuance and validity of the Securities and the sale of the Securities in accordance with this Agreement (other than in connection with or in compliance with the provisions of the securities or Blue Sky laws of any

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



         jurisdictions, as to which no opinion need be expressed) have been obtained and are in full force and effect.

                           (ix) The Registration Statement, including any Rule 462(b) Registration Statement, is effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated, or, to such counsel's knowledge and information after due and diligent inquiry, threatened by the Commission.

                           (x) The Registration Statement, including any Rule 462(b) Registration Statement, each of the incorporated documents and the Prospectus, and each amendment or supplement thereto (other than the financial statements or other financial information or statistical data included therein and the Statements of Eligibility on Forms T-1 with respect to each of the Property Trustee, the Debt Trustee and the Guarantee Trustee, as to which no opinion need be rendered), as of their respective effective or issue dates, or when amended, as appropriate, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act and the Rules and
         Regulations thereunder; and the Declaration, the Indenture, the Preferred Securities Guarantee Agreement filed with the Commission as part of the Registration Statement complied as to form in all material respects with the requirements of the 1939 Act and the 1939 Act Regulations.

                           (xi) Each of the documents incorporated by reference in the Registration Statement or the Prospectus at the time they were filed or last amended (other than the financial statements or other financial or statistical data included therein, as to which such counsel need express no belief) complied as to form in all material respects with the requirements of the 1934 Act, and the 1934 Act Regulations, as applicable.

                           (xii) The Company and each of the Conseco Trusts meet the registrant requirements for use of Form S-3 under the 1933 Act Regulations.

                           (xiii) The Common Securities, the Preferred Securities, the Subordinated Debentures, each of the Guarantees, the Declaration, the Indenture and each of the Guarantee Agreements conform in all material respects to the descriptions thereof contained in the Prospectus.

                           (xiv) The information in the Prospectus under the captions "The Company", "Pending Acquisitions By The Company", "Conseco
        Financing Trust I", "Risk Factors", "Use of Proceeds", "Capitalization", "Description of the

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



         Preferred Securities", "Description of the Trust Guarantee", "Description of the Subordinated Debentures" and "Effect of Obligations under the Subordinated Debentures and the Trust Guarantee", to the extent that they involve matters of law, summaries of legal matters, the Company's Charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                           (xv) All of the issued and outstanding Common Securities of the Trust are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                           (xvi) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by each of the Trust and the Company and constitute valid and binding obligations of the Company and the Trust, enforceable against the Company and the Trust in accordance with their terms, except (1) to the extent that enforcement thereof may be limited by Bankruptcy Exceptions and (2) that no opinion is given as to the enforceability of the indemnity and contribution provisions under this Agreement and the Pricing Agreement.

                           (xvii) Each of the Guarantee Agreements has been duly authorized, executed and delivered by the Company; the Preferred Securities Guarantee Agreement, assuming it is duly authorized, executed, and delivered by the Guarantee Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions; and the Preferred Securities Guarantee Agreement has been duly qualified under the 1939 Act.

                           (xviii) The Indenture has been duly executed and delivered by the Company and, assuming due authorization, execution, and delivery thereof by the Debt Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Indenture has been duly qualified under the 1939 Act.

                           (xix) The Subordinated Debentures are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered against payment therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent

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



         that enforcement thereof may be limited by the Bankruptcy Exceptions.

                           (xx) The issuance and delivery of the Securities, the execution and delivery of this Agreement, the Pricing Agreement, the Declaration, the Preferred Securities, the Common Securities, the
         Indenture, the Subordinated Debentures, the Guarantee Agreements and the Guarantees and the consummation of the transactions contemplated herein and therein, and the compliance by each of the Offerors with their respective obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement (except as described in the Prospectus, as to which a waiver has been obtained), note, lease or other instrument to which the Trust, the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Trust, the Company or any of its subsidiaries is subject, except for a conflict, breach, default, lien, charge or encumbrance which would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Trust, the Company and its subsidiaries considered as one enterprise nor will such action result in any violation of the provisions of the Certificate of Trust of the Trust, the charter or by-laws of the Company, or any material applicable law, administrative regulation or administrative or court decree.

                           (xxi)  To  the  knowledge  and  information  of  such
         counsel after due and diligent inquiry, there are no statutes or regulations required to be described or incorporated by reference in the Registration Statement which are not described or incorporated by reference as required and there are no legal or governmental proceedings pending or threatened which are required to be disclosed or incorporated by reference in the Registration Statement, other than those disclosed or incorporated by reference therein.

                           (xxii) To the knowledge and information of such counsel after due and diligent inquiry, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to or incorporated by reference in the Registration Statement or to be filed as exhibits thereto other than those described or referred to or incorporated by reference therein or filed as exhibits thereto; the descriptions thereof or references thereto are true and correct in all material respects and no default exists in the due performance or observance of any material obligation,

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



         agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or incorporated by reference or filed, which default would reasonably be expected to have a material adverse effect on the Company and its subsidiaries considered as one enterprise.

                           (xxiii) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Preferred Securities by the Trust to the Underwriters or the performance by the Trust and the Company of their respective obligations in this Agreement, the Pricing Agreement, the Indenture, the Subordinated Debentures, the Guarantee Agreements, the Declaration and the Preferred Securities, except such as have been obtained and made under the federal securities laws or state insurance laws and such as may be required under the state or foreign securities laws.

                           (xxiv) No authorization, approval, consent, order, registration or qualification of or with any court or federal or New York or Delaware state governmental authority or agency is required for the issuance and sale of the Preferred Securities by the Trust to the Underwriters or the performance by the Trust and the Company of their respective obligations in this Agreement, the Pricing Agreement, the Indenture, the Subordinated Debentures, the Preferred Securities Guarantee Agreement, the Preferred Securities Guarantee, the Declaration and the Preferred Securities except such as has been obtained and made under the federal securities laws or such as may be required under state or foreign securities or Blue Sky laws.

                           (xxv) The Company and each of its subsidiaries hold all material licenses, certificates and permits from all governmental authorities (including, without limitation, the Insurance Licenses) which are necessary to the conduct of their businesses; the Company and its subsidiaries have fulfilled and performed all material obligations necessary to maintain their respective Insurance Licenses, and no event or events have occurred which could reasonably be expected to result in the material impairment, modification, termination or revocation of such Insurance Licenses.

                           (xxvi) None of the Trust or the Company or any of its subsidiaries is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

                           (xxvii) All consents and waivers required in connection with the issuance and delivery of the Securities, the execution and delivery of the Purchase Agreement, the Pricing Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the

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



         Subordinated   Debt  Securities,   the  Guarantee   Agreement  and  the
         Guarantees and the consummation of the transactions contemplated therein have been obtained.

Moreover, such counsel shall confirm that nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement, including any information provided pursuant to Rule 430A and related schedules and Rule 434 (except for financial statements or other financial information or statistical data included or incorporated by reference therein, as to which counsel need express no belief), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and other financial data included or incorporated by reference therein, as to which counsel need express no belief), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Preferred Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time, included (or includes) an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (2) The favorable opinion, dated as of the Closing Time, of Locke Reynolds Boyd & Weisell, special counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that the statements in the Prospectus under the caption "United States Federal Income Taxation" have been reviewed by such counsel and, insofar as they constitute legal conclusions or matters of law, fairly summarize the matters referred to therein.

Moreover, such counsel shall confirm that nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement, including any information provided pursuant to Rule 430A or Rule 434 (except for financial statements or other financial information or statistical data included or incorporated by reference therein, as to which such counsel need express no belief), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and other financial data included or incorporated by reference therein, as to which such counsel need express no belief), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the

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



offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (3) The favorable opinion, dated as of Closing Time, of Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                           (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                           (ii) Under the Delaware Act and the Declaration, the Trust has the business trust power and authority to own property and conduct its business, all as described in the Prospectus.

                           (iii) The Declaration constitutes a valid and binding obligation of the Company and the Trustees and is enforceable against the Company and the Trustees in accordance with its terms, subject, as to enforcement, to (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                           (iv) Under the Delaware Act and the Declaration, the Trust has the business trust power and authority to (i) execute and deliver, and to perform its obligations under, this Agreement and the Pricing Agreement and (ii) issue, and perform its obligations under, the Trust Securities.

                           (v) Under the Delaware Act and the Declaration, the execution and delivery by the Trust of this Agreement and the Pricing Agreement, and the performance by the Trust of its obligations hereunder and under the Pricing Agreement, have been duly authorized by all necessary action on the part of the Trust.

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



                           (vi) Under the Delaware Act, the certificate attached to the Declaration as Exhibit A-1 is an appropriate form of certificate to evidence ownership of the Preferred Securities; the Preferred Securities have been duly authorized by the Declaration and are duly and validly issued and, subject to qualifications hereinafter expressed in this paragraph (vi), fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; said counsel may note that the holders of the Preferred Securities may be obligated to make payments as set forth in the Declaration.

                           (vii) The Common Securities have been duly authorized by the Declaration and are duly and validly issued and represent undivided beneficial interests in the assets of the Trust.

                           (viii) Under the Delaware Act and the Declaration, the issuance of the Trust Securities is not subject to preemptive rights.

                           (ix) The issuance and sale by the Trust of the Trust Securities, the purchase by the Trust of the Subordinated Debentures, the execution, delivery and performance by the Trust of this Agreement and the Pricing Agreement, the consummation by the Trust of the transactions contemplated hereby and by the Pricing Agreement and compliance by the Trust with its obligations hereunder and thereunder will not violate (i) any of the provisions of the Certificate of Trust or the Declaration or (ii) any applicable Delaware law or administrative regulation.

                  (4) The favorable opinion, dated as of Closing Time, of Reid & Riege, P.C., counsel to Fleet National Bank, as Property Trustee under the Declaration, and Guarantee Trustee under the Preferred Securities Guarantee Agreements, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                           (i) Fleet National Bank is a national banking association with trust powers, formed and authorized to transact the business of banking under the laws of the United States with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration and the Preferred Securities Guarantee Agreement.

                           (ii) The execution, delivery and performance by the Property Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the

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



         Preferred Securities Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee and the Guarantee Trustee, respectively. The Declaration and the Preferred Securities Guarantee Agreement have been duly executed and delivered by the Property Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligations of the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, except to the extent the enforcement thereof may be limited by the Bankruptcy Exceptions.

                           (iii) The execution, delivery and performance of the Declaration and the Preferred Securities Guarantee Agreement by the Property Trustee and the Guarantee Trustee, respectively, do not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Property Trustee and the Guarantee Trustee, respectively.

                           (iv) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Property Trustee and the Guarantee Trustee of the Declaration and the Preferred Securities Guarantee Agreement.

                  (5) With respect to each Acquired Company, the favorable opinions, dated as of the Closing Time, of Lawrence W. Inlow, Executive Vice President, Secretary and General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                           (i) Such Acquired Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of its incorporation; and such Acquired Company has the corporate power and authority under the laws of the State of its incorporation and under its charter to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus or in such Acquired Company's Annual Report filed on Form 10-K for the year ended December 31, 1995.

                           (ii) To the knowledge and information of such counsel after due and diligent inquiry, such Acquired Company is duly qualified as a foreign Corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not reasonably be expected to have a material adverse effect on the condition,

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



         financial or otherwise, or the earnings or business affairs of such Acquired Company and its subsidiaries, considered as one enterprise.

                           (iii) The authorized, issued and outstanding capital stock of such Acquired Company is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to stock option agreements or employee benefit plans), and the shares of issued and outstanding capital stock of such Acquired Company have been duly authorized and validly issued and are fully paid and non-assessable.

                           (iv) Each subsidiary of such Acquired Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus or in such Acquired Company's Annual Report filed on Form 10-K for the year ended December 31, 1995. Nothing has come to the attention of such counsel to lead such counsel to believe that any subsidiary is not duly qualified as a foreign corporation to transact business or is not in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of such Acquired Company and its subsidiaries considered as one enterprise. All of the shares of issued and outstanding capital stock of each subsidiary of such Acquired Company has been duly authorized and validly issued, is fully paid and nonassessable, and all such shares are owned by such Acquired Company or by a subsidiary of such Acquired Company.

                           (v) Each of the  documents of such  Acquired  Company
         incorporated by reference in the Registration Statement or the Prospectus at the time they were filed or last amended (other than the financial statements or other financial or statistical data included therein, as to which such counsel need express no belief) complied as to form in all material respects with the requirements of the 1934 Act, and the 1934 Act Regulations, as applicable.

                           (vi)  The   statements   made  in  the  Joint   Proxy
         Statement-Prospectus of the Company and such Acquired Company, as applicable, and under the relevant captions in the Registration Statement and the Prospectus with respect to such Acquired Company and any corresponding statements in any similar documents of later date which are incorporated by reference in the Registration Statement and Prospectus, to the extent that they involve matters of law, summaries of

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



         legal matters, such Acquired Company's charter and bylaws or legal proceedings, or legal conclusions, have been reviewed by such counsel and are correct in all material respects.

                           (vii) The Merger Agreement between such Acquired Company and the Company (and any of its affiliates) has been duly authorized, executed and delivered by such Acquired Company and constitutes a valid and binding obligation of such Acquired Company, enforceable against such Acquired Company in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions, and to the knowledge and information of such counsel after due and diligent inquiry such Acquired Company is not in default in the observance of the terms and conditions thereof.

                           (viii)  To the  knowledge  and  information  of  such
         counsel after due and diligent inquiry, with respect to such Acquired Company, there are no statutes or regulations required to be described or incorporated by reference in the Registration Statement which are not described or incorporated by reference as required and there are no legal or governmental proceedings pending or threatened which are required to be disclosed or incorporated by reference in the Registration Statement, other than those disclosed or incorporated by reference therein.

                           (ix) Such Acquired Company and its subsidiaries hold all material licenses, certificates and permits from all governmental authorities (including, without limitation, the Insurance Licenses) which are necessary to the conduct of their businesses; such Acquired Company and its subsidiaries have fulfilled and performed all material obligations necessary to maintain their respective Insurance Licenses, and no event or events have occurred which could reasonably be expected to result in the material impairment, modification, termination or revocation of such Insurance Licenses.

Moreover, such counsel shall confirm that nothing has come to such counsel's attention with respect to such Acquired Company that would lead such counsel to believe that the Registration Statement, including any information provided pursuant to Rule 430A and related schedules and Rule 434 (except for financial statements or other financial information or statistical data included or incorporated by reference therein, as to which counsel need express no belief), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and other financial data included or incorporated by reference therein, as to which counsel need express no belief), at the Representation Date

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



(unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Preferred Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time, included (or includes) an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (6) The favorable opinion, dated as of Closing Time, of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, with respect to the Preferred Securities, the Indenture, the Preferred Securities Guarantee Agreement, this Agreement, the Pricing Agreement, the Registration Statement, the Prospectus and other related matters as you may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, LeBoeuf, Lamb, Greene & MacRae, L.L.P. may rely as to matters governed by the laws of Indiana and Delaware upon the opinions referred to in Sections 5(b)(1) and 5(b)(3) hereto.

         (c) Between the date of this Agreement and prior to the Closing Time, no material adverse change shall have occurred in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries considered as one enterprise, or any of the Acquired Companies and their respective subsidiaries, in each case, considered as one enterprise, whether or not in the ordinary course of business.

         (d) At Closing Time, the Representatives shall have received a certificate of an executive officer of the Company and a certificate of a Regular Trustee of the Trust, and dated as of Closing Time, to the effect that:

                           (i) There has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not in the ordinary course of business.

                           (ii) The representations and warranties in Section 1 hereof are true and correct as though expressly made at and as of Closing Time.

                           (iii) The Trust and the Company have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Closing Time.

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



                           (iv) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

         (e) At the time of the execution of this Agreement, the Representatives shall have received:

                  (1) from Coopers & Lybrand, LLP, with respect to each of the Company (including Life Partners Group, Inc. ("LPG") and its subsidiaries on a consolidated basis with respect to the period ending September 30, 1996) and LPG, and from KPMG Peat Marwick LLP, with respect to each of Capitol American and Transport Holdings, a letter, in each case, dated such date, in form and substance satisfactory to the Representatives, to the effect that (i) they are independent public accountants with respect to the Company, LPG, Capitol American and Transport Holdings and their respective subsidiaries, as applicable, within the meaning of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions therein comply with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations;
(iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial information of the Company, LPG, Capitol American and Transport Holdings and their respective subsidiaries, as applicable, included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement, or (B) any unaudited pro forma consolidated financial statements or any unaudited pro forma consolidating financial statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements, or (C) as of a specified date not more than five days prior to the date of this Agreement, there was any increase in consolidated long-term debt (consolidated notes payable with respect to Capitol American) or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated total assets or shareholders' equity, as compared with amounts shown on the latest balance sheet included in the Registration Statement and the Prospectus, or (D) for the period from the closing date of

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



the latest income statement included in the Registration Statement and the Prospectus to the closing date of the latest available income statement read by such accountants, there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Registration Statement and the Prospectus, in consolidated premiums (including annuity deposits, if applicable) collected (earned with respect to Capitol American), net investment income, total revenues, earnings applicable to common stock or net income per fully diluted common share except, in all cases set forth in this clause (iii), for changes, increases or decreases which the Registration Statement and the Prospectus discloses have occurred or may occur or which are described in such letter; (iv) they have examined the statutory financial statements of each of the Company's, LPG's, Capitol American's and Transport Holdings' insurance subsidiaries required to have such an audit, as applicable, and in their opinion such statements, with respect to each insurance subsidiary, have for each relevant period been prepared in accordance with accounting practices prescribed or permitted by the appropriate Insurance Department of the state of domicile of such subsidiary, and such accounting practices have been applied on a consistent basis throughout the periods involved, except as disclosed therein; and (v) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages, ratios and financial information that has been derived from the accounting and financial records of the Company, LPG, Capitol American and Transport Holdings that are subject to internal accounting controls which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Underwriters, and have found such amounts, percentages, ratios and financial information to be in agreement with the relevant accounting and financial records of the Company, LPG, Capitol
American and Transport Holdings and their subsidiaries identified in such letter, as applicable.

                  (2) from Arthur Andersen LLP a letter, with respect to American Travellers, dated such date, in form and substance satisfactory to the Representatives, to the effect that (i) they are independent public accountants with respect to American Travellers and its respective subsidiaries, as applicable, within the meaning of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions therein comply with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations;
(iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial information of American

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



Travellers and its subsidiaries, included or incorporated by reference in the Registration Statement and the Prospectus (not including the unaudited consolidated balance sheet as of September 30, 1996, and the consolidated statements of income, cash flows, and shareholders' equity for the nine-month period ended September 30, 1996 included in American Travellers quarterly report on Form 10-Q for the quarter ended September 30, 1996, incorporated by reference in the Registration Statement and the Prospectus (the "American Travellers Third Quarter Financial Information")) do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement, or (B) any unaudited pro forma consolidated financial statements or any unaudited pro forma consolidating financial statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements, or (C) as of a specified date not more than five days prior to the date of this Agreement, there was any increase in consolidated long-term debt or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated total assets or shareholders' equity, as compared with amounts shown on the latest balance sheet included in the Registration Statement and the Prospectus, or (D) for the period from the closing date of the latest income statement included in the Registration Statement and the Prospectus to the closing date of the latest available income statement read by such accountants, there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Registration Statement and the Prospectus, in consolidated premiums
(including annuity deposits, if applicable) collected, net investment income, total revenues, earnings applicable to common stock or net income per fully diluted common share except, in all cases set forth in this clause (iii), for changes, increases or decreases which the Registration Statement and the Prospectus discloses have occurred or may occur or which are described in such letter; (iv) they have examined the statutory financial statements of American Travellers' insurance subsidiaries required to have such an audit, and in their opinion such statements, with respect to each insurance subsidiary, have for each relevant period been prepared in accordance with accounting practices prescribed or permitted by the appropriate Insurance Department of the state of domicile of such subsidiary, and such accounting practices have been applied on a consistent basis throughout the periods involved, except as disclosed therein; and (v) in addition to the examination referred to in

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



their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages, ratios and financial information that has been derived from the accounting and financial records of American Travellers that are subject to internal accounting controls which are included or incorporated by reference in the Registration Statement and Prospectus (not including the American Travellers Third Quarter Financial Information) and which are specified by the Underwriters, and have found such amounts, percentages, ratios and financial information to be in agreement with the relevant accounting and financial records of American Travellers and its subsidiaries identified in such letter.

         (f)      At the Closing Time, the Underwriters shall have received:

                  (1) from Coopers & Lybrand, LLP, with respect to the Company (including LPG and its subsidiaries on a consolidated basis), and from KPMG Peat Marwick LLP, with respect to each of Capitol American and Transport Holdings, a letter, in each case, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection
(e)(1) of this Section, except that (i) such statements shall include any financial statements and pro forma financial information incorporated by reference in the Registration Statement and the Prospectus which are filed subsequent to the date of this Agreement and prior to the Closing Date and (ii) the specified date referred to shall be a date not more than five days prior to the Closing Time and, if the Company has elected to rely on Rule 430A under the 1933 Act Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of subsection (e)(1) of this Section with respect to certain amounts, percentages and financial information specified by the Underwriters and deemed to be a part of the Registration Statement pursuant to Rule 430(A)(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

                  (2) from Arthur Andersen LLP, with respect to American Travellers, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e)(2) of this Section, except that (i) the statements made in the letter pursuant to clause
(iii)(A) of subsection (e)(2) of this Section shall include the American Travellers Third Quarter Financial Information and (ii) the specified date referred to shall be a date not more than five days prior to the Closing Time and, if the Company has elected to rely on Rule 430A under the 1933 Act Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of subsection (e)(2) of this Section with respect to certain amounts, percentages and financial information specified by the Underwriters and deemed to be a part of the Registration Statement pursuant to Rule 430(A)(b) and have found such amounts,

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



percentages and financial information to be in agreement with the records specified in such clause (iv).

         (g) At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

         (h) At Closing Time, the Preferred Securities shall be rated in one of the four highest rating categories for long term debt ("Investment Grade") by any nationally recognized statistical rating agency, and the Trust shall have delivered to the Representatives a letter, dated the Closing Time, from such nationally recognized statistical rating agency, or other evidence satisfactory to the Representatives, confirming that the Preferred Securities have Investment Grade ratings; and there shall not have occurred any decrease in the ratings of any of the debt securities of the Company or any of the Acquired Companies or of the Preferred Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act Regulations) and such organization shall not have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company or of the Preferred Securities.

         (i) At Closing Time, the Preferred Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

         (j) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agree ment may be terminated by the Underwriters by notice to the Company at any time at or prior to Closing Time, and such termi nation shall be without liability of any party to any other party except as provided in Section 4.

         SECTION 6.  Indemnification.

         (a) The Offerors agree to jointly and severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

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



                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amend ment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Offerors; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that the foregoing indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Offerors by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430(A) Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity with respect to any untrue statement contained in or omission from a preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities that are the subject thereof if such person was

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



not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) (in each case exclusive of the documents from which information is incorporated by reference) at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented).

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Trust and each of its Trustees who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430(A) Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Offerors by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to
Section 6(b) above, counsel to the indemnified parties shall be selected by the Offerors. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any

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



governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by Offerors on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Securities (before deducting expenses) received by the Offerors and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate

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



initial public offering price of such Securities as set forth on such cover.

         The relative fault of the Offerors, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company and each Trustee of the Trust who signed the Registration Statement, and each person, if any, who controls the Company or the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Offerors. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number or aggregate principal amount, as the case may be, of Preferred

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



Securities set forth opposite their respective names in Schedule A to this Agreement, and not joint.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or con tained in certificates of officers of the Company, the Trust and the Acquired Companies submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Preferred Securities to the Underwriters.

         SECTION 9.  Termination of Agreement.

         (a) The Representatives may terminate this Agreement, by notice to the Company at any time at or prior to Closing Time, if (i) there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change or any development which could reasonably be expected to result in a prospective material adverse change, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or any of the Acquired Companies and their respective subsidiaries, in each case, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred (A) any material adverse change in the financial markets in the United States or, if the Preferred Securities or any related underlying Securities include Debt Securities denominated or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets or (B) any outbreak of hostilities or escalation of hostilities or other calamity or crisis, or (C) any change or development involving a prospective change in national or international political, financial or economic conditions the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Preferred Securities or to enforce contracts for the sale of the Preferred Securities, or (iii) trading in securities of the Company or any of the Acquired Companies has been suspended or limited by the Commission, NASD, the American Stock Exchange or the New York Stock Exchange, or if trading generally on either the American Stock Exchange, the New York Stock Exchange or in the
over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by such system or by order of the Commission, NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal, New York or Indiana authorities or, if the Preferred Securities or any related Underlying Securities include Debt Securities denominated or payable in, or indexed to, one or

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



more foreign or composite currencies, by the relevant authorities in the related foreign country or countries.

         (b) If this Agreement and the Pricing Agreement are terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4, and provided, further, that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), then Merrill Lynch shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill Lynch shall not have completed such arrangements within such 24-hour period, then:


         (a) if the number or aggregate principal amount, as the case may be, of Defaulted Securities does not exceed 10% of the total number or aggregate principal amount, as the case may be, of Preferred Securities, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the number or aggregate principal amount, as the case may be, of Defaulted Securities exceeds 10% of the total number or aggregate principal amount, as the case may be, of Preferred Securities to be purchased on such date pursuant to this Agreement, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either Merrill Lynch or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

         SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch at Merrill Lynch World Headquarters, World

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



Financial Center, North Tower, New York, New York 10281, Attention of David C. Sherwood, Managing Director, with a copy to LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York 10019-5389, Attention: Michael Groll, Esq.; notices to the Company shall be directed to it at 11825 North Pennsylvania Street, Carmel, Indiana 46032, Attention: Lawrence W. Inlow, Esq., with a copy to Locke Reynolds Boyd & Weisell, 1000 Capital Center South, 201 North Illinois Street, Indianapolis, Indiana 46204, Attention: Stephen J. Dutton, Esq.

         SECTION 12. Parties. This Agreement and the Pricing Agree ment shall each inure to the benefit of and be binding upon the Offerors and the Underwriters and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Offerors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and legal representatives, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORD ANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREE MENTS MADE AND TO BE PERFORMED IN SAID STATE. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME UNLESS OTHERWISE INDICATED.

         SECTION 14. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

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



         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, shall become a binding agreement among the Underwriters and the Offerors in accordance with its terms.

                                        Very truly yours,

                                        CONSECO, INC.


                                        By:/s/ ROLLIN M. DICK
                                           -------------------------------
                                           Name:Rollin M. Dick
                                           Title:Executive Vice President


                                        CONSECO FINANCING TRUST I


                                        By:/s/ STEPHEN C. HILBERT
                                           ------------------------
                                           Name: Stephen C. Hilbert
                                           Title: Regular Trustee


                                        By:/s/ ROLLIN M. DICK
                                           ----------------------
                                           Name: Rollin M. Dick
                                           Title: Regular Trustee


                                       By:/s/ LAWRENCE W. INLOW
                                          -----------------------
                                          Name: Lawrence W. Inlow
                                          Title: Regular Trustee

CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED
DEAN WITTER REYNOLDS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES
         CORPORATION
PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
SANDS BROTHERS & CO., LTD.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                             INCORPORATED

By:/s/ JOHN P. TULLSEN, JR.
   -------------------------
Authorized Signatory:

For themselves and as the Representatives of the several Underwriters named in Schedule A hereto.

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



                                                    SCHEDULE A



                           Name of Underwriter                                                        Number of Shares
                           -------------------                                                        ----------------
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated.....................................................                                 2,277,500
Dean Witter Reynolds Inc..................................................                                 2,277,500
PaineWebber Incorporated..................................................                                 2,277,500
Prudential Securities Incorporated........................................                                 2,277,500
Donaldson, Lufkin & Jenrette
         Securities Corporation...........................................                                   350,000
Sands Brothers & Co., Ltd.................................................                                   350,000
Bear, Stearns & Co. Inc...................................................                                    85,000
Alex. Brown & Sons Incorporated...........................................                                    85,000
Cowen & Company...........................................................                                    85,000
Dain Bosworth Incorporated................................................                                    85,000
Dillon, Read & Co. Inc....................................................                                    85,000
A.G. Edwards & Sons, Inc..................................................                                    85,000
EVEREN Securities, Inc....................................................                                    85,000
McDonald & Company Securities, Inc........................................                                    85,000
The Ohio Company..........................................................                                    85,000
Oppenheimer & Co., Inc....................................................                                    85,000
Piper Jaffray Inc.........................................................                                    85,000
Raymond James & Associates, Inc...........................................                                    85,000
Tucker Anthony Incorporated...............................................                                    85,000
Wheat, First Securities, Inc..............................................                                    85,000

         Total............................................................                                11,000,000


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


                                                                       EXHIBIT A

                         11,000,000 Preferred Securities

                            CONSECO FINANCING TRUST I

                           (a Delaware business trust)

            9.16% Trust Originated Preferred Securitiessm ("TOPrSSM")

                    (Liquidation Amount of $25 Per Security)

                                PRICING AGREEMENT


MERRILL LYNCH & CO.                                            November 14, 1996
Merrill Lynch, Pierce, Fenner
         & Smith Incorporated as
         Representative of the several
         Underwriters named in the within-
         mentioned Underwriting Agreement
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York  10281

Ladies and Gentlemen:

         Reference is made to the Underwriting Agreement, dated November 14, 1996 (the "Underwriting Agreement"), relating to the purchase by the several Underwriters named in Schedule A thereto, for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Dean Witter Reynolds Inc., Donaldson, Lufkin & Jenrette Securities Corporation, PaineWebber Incorporated, Prudential Securities Incorporated and Sands Brothers & Co., Ltd. are acting as representatives (the "Representatives"), of the above 9.16% Trust Originated Preferred Securities (the "Preferred Securities"), of Conseco Financing Trust I, a Delaware business trust (the "Trust").

         Pursuant to Section 2 of  the  Underwriting Agreement,  the  Trust  and
Conseco,  Inc.  (the  "Company"),  an  Indiana  corporation,   agree  with  each
Underwriter as follows:

         1. The initial public offering price per security for the Preferred Securities, determined as provided in said Section 2, shall be $25.00.

         2. The purchase price per security for the Preferred Securities to be paid by the several Underwriters shall be $25.00, being an amount equal to the initial public offering price set forth above.

         3. The compensation to be paid by the Company to the several Underwriters in respect of their commitments hereunder shall be an amount in same day funds of $.7875 per Preferred Security.

_____________________________
SM       "Trust Originated Preferred Securities" and "TOPrS" are  service  marks of Merrill Lynch & Co. Inc.

                                     - 1 -

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



         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Offerors in accordance with its terms.

                                          Very truly yours,

                                          CONSECO, INC.


                                         By:
                                             -----------------------------
                                             Name:
                                             Title:


                                          CONSECO FINANCING TRUST I


                                        By:
                                            ------------------------------
                                            Name: Stephen C. Hilbert
                                            Title: Regular Trustee


                                        By:
                                            ------------------------------
                                            Name: Rollin M. Dick
                                            Title: Regular Trustee


                                        By:
                                            ------------------------------
                                            Name: Lawrence W. Inlow
                                            Title: Regular Trustee

CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
DEAN WITTER REYNOLDS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES
         CORPORATION
PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
SANDS BROTHERS & CO., LTD.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                             INCORPORATED

By:_________________________
Authorized Signatory:

For themselves and as the Representatives of the several Underwriters named in the Underwriting Agreement.

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